Exhibit 10 (a)
SECOND AMENDMENT TO SIXTH AMENDED
AND RESTATED CREDIT AGREEMENT
     This Second Amendment to Sixth Amended and Restated Credit Agreement (this “Second Amendment”) is entered into effective as of the 7th day of October, 2008 (the “Effective Date”), by and among Denbury Onshore, LLC, a Delaware limited liability company (“Borrower”), Denbury Resources Inc., a Delaware corporation (“Parent”), JPMorgan Chase Bank, N.A., as Administrative Agent (“Administrative Agent”), and the financial institutions parties hereto as Banks (“Banks”).
W I T N E S S E T H
     WHEREAS, Borrower, Parent, Administrative Agent, the other agents a party thereto and Banks are parties to that certain Sixth Amended and Restated Credit Agreement dated as of September 14, 2006 (as amended, the “Credit Agreement”) (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement); and
     WHEREAS, pursuant to the Credit Agreement, Banks have made a Revolving Loan to Borrower and provided certain other credit accommodations to Borrower; and
     WHEREAS, Parent and Borrower have requested that the Credit Agreement be amended to (i) increase the Total Commitment from $350,000,000 to $750,000,000 to be reflected in a new Schedule 2.1 to the Credit Agreement and (ii) amend certain other terms of the Credit Agreement in certain respects as provided in this Second Amendment; and
     WHEREAS, Parent and Borrower have requested that The Bank of Nova Scotia, Keybank National Association and U.S. Bank National Association (each of the foregoing financial institutions are herein referred to as a “New Bank”) become new Banks under the Credit Agreement with Commitments as shown on Schedule 2.1 to the Credit Agreement (as amended hereby); and
     WHEREAS, Borrower, as buyer, and Wapiti Energy, LLC, a Texas limited liability company, Wapiti Operating, LLC, a Texas limited liability company and Wapiti Gathering, LLC a Texas limited liability company (collectively, “Seller”), as seller, entered into that certain Purchase and Sale Agreement dated as of August 19, 2008 (as amended from time to time, the “Conroe Purchase Agreement”), pursuant to which Borrower has agreed to purchase, directly or indirectly, from Seller certain oil and gas properties more particularly described therein (such acquisition, the “Conroe Acquisition” and such properties, the “Conroe Properties”); and
     WHEREAS, Borrower expects to structure the Conroe Acquisition to qualify for reverse like-kind exchange treatment under Section 1031 of the Code and the regulations and revenue procedures promulgated thereunder, including Rev. Proc. 2000-37; and
     WHEREAS, in furtherance of the reverse like-kind exchange, Borrower will assign the Conroe Purchase Agreement to Denbury Conroe LLC, a Delaware limited liability company

(“Denbury Conroe”), that is not affiliated with Borrower, and will lend to Denbury Conroe up to $600,000,000 from the proceeds of the Borrowings under the Credit Agreement (as amended hereby) (the “Conroe Loan”); and
     WHEREAS, the Conroe Loan will be evidenced by a promissory note issued by Denbury Conroe in favor of Borrower (the “Denbury Conroe Note”), which Denbury Conroe Note will be subsequently collaterally assigned and pledged by Borrower to Administrative Agent, for the benefit of itself, the Banks and their Affiliates for whom Obligations may be owed from time to time; and
     WHEREAS, the assignment of the Conroe Purchase Agreement to Denbury Conroe, the Conroe Acquisition, the making of the Conroe Loan, the pledging of the Denbury Conroe Note to Administrative Agent and all other transactions relating to or arising out of the foregoing are collectively referred to herein as the “Conroe Transactions”; and
     WHEREAS, the Parent and the Borrower have requested that the Administrative Agent and the Required Banks issue their consent to the Conroe Transactions and waive certain provisions of the Credit Agreement with respect to the Conroe Transactions; and
     WHEREAS, subject to and upon the terms and conditions set forth herein, Banks have agreed to Parent’s and Borrower’s requests.
     NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Parent, Borrower, Administrative Agent and Banks hereby agree as follows:
Section 1. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Second Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement shall be amended effective as of the Effective Date in the manner provided in this Section 1.
     1.1 Deleted Definitions. Section 2.1 of the Credit Agreement shall be amended to delete the definitions of “2005 Bond Exposure” and “Additional Permitted Revenue Bond Exposure” in their entirety, and all references in the Credit Agreement to such terms are deleted.
     1.2 Additional Definitions. Section 2.1 of the Credit Agreement shall be amended to add thereto in alphabetical order the following definitions which shall read in full as follows:
     “Barnett Shale Assets” means all of Borrower’s oil and gas properties owned by Borrower on October 7, 2008 and located in Parker, Wise, Tarrant and Johnson Counties, Texas.
     “Conroe Loan” has the meaning ascribed to such term in the Second Amendment.
     “Net Proceeds” means, with respect to any event, (a) the cash proceeds received in respect of such event including any cash received in respect of any non-cash proceeds (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but excluding any interest payments), but only as and when received, net of (b) the sum of (i) all reasonable fees and out-of-pocket expenses paid to third parties (other than Affiliates) in connection with such event and (ii) the amount of all taxes paid (or reasonably estimated to be payable) during the year that such event occurred or the next succeeding year and that are directly attributable to such event (as determined reasonably and in good faith by a Financial Officer).
     “Prepayment Event” means, at any time the Obligations are outstanding, any sale, transfer or other disposition of an asset permitted by Section 10.5(e).
     “Second Amendment” means that certain Second Amendment to Sixth Amended and Restated Credit Agreement dated as of October 7, 2008 among Borrower, Parent, Administrative Agent and Banks.
     “Senior Managing Agent” means Comerica Bank in its capacity as Senior Managing Agent for Banks hereunder or any successor thereto.
     “Additional Exchange Properties” means those certain oil and gas properties (other than the Conroe Properties (as defined in the Second Amendment)) that Borrower may contract for and acquire (through a qualified intermediary) within 180 days of the consummation of the sale of the Barnett Shale Assets utilizing the proceeds from the disposition of the Barnett Shale Assets in excess of those required to conclude the Conroe Transactions.
     1.3 Amendment to Definitions. The definitions of “Additional Permitted Revenue Bonds”, “Agent”, “Applicable Margin”, “Commitment Fee Percentage”, “Documentation Agent”, “Loan Papers”, “Obligations”, “Permitted Investments”, “Permitted Subordinate Debt” and “Syndication Agent” contained in Section 2.1 of the Credit Agreement shall be amended and restated to read in full as follows:
     “Additional Permitted Revenue Bonds” means, whether one or more, Bond Issuer’s taxable industrial development revenue bonds issued after the date hereof in connection with an Additional Permitted Revenue Bond Transaction, which Additional Permitted Revenue Bonds shall (a) be in a maximum aggregate principal amount of not greater than $200,000,000, (b) bear interest at rates identical to the interest rates set forth in this Agreement, (c) have a maturity date that is two (2) years following the issuance thereof, and (d) provide that Bond Purchaser’s obligation to make advances of the proceeds thereof shall expire two (2) years from the date of issuance of such Additional Permitted Revenue Bonds. Subject to the terms and conditions set forth in this Agreement, upon the date of any issuance and subsequent purchase by Bond Purchaser of any Additional Permitted Revenue Bonds pursuant to an Additional Permitted Revenue Bond Transaction, Bond Purchaser shall be deemed to have sold to each Bank, and each Bank shall be deemed to have unconditionally and irrevocably purchased from Bond Purchaser, a participation in such Additional Permitted Revenue Bonds equal to such Bank’s Commitment Percentage of any such Additional Permitted Revenue Bonds.
     “Agent” means Administrative Agent, each Syndication Agent, each Documentation Agent, Senior Managing Agent, Sole Lead Arranger or Book Manager, and “Agents” means Administrative Agent, each Syndication Agent, each Documentation Agent, Senior Managing Agent, Sole Lead Arranger and Book Manager, collectively.
     “Applicable Margin” means, on any date, with respect to each Type of Loan, an amount determined by reference to the ratio of Outstanding Credit to the Total Commitment on such date in accordance with the table below:

Ratio of Outstanding	Applicable	Applicable
Credit to Total	Margin for	Margin for Base
Commitment	Eurodollar Loans	Rate Loans
< .50 to 1	1.250%	0%
> .50 to 1 and < .75 to 1	1.500%	0.250%
> .75 to 1 and < .90 to 1	1.750%	0.500%
> .90 to 1	2.000%	0.750%
     “Commitment Fee Percentage” means, on any date, the percentage determined by reference to the ratio of Outstanding Credit to the Total Commitment on such date in accordance with the table below:

Ratio of Outstanding Credit	Commitment Fee
to Total Commitment	Percentage
< .50 to 1.300%
> .50 to 1 and < .75 to 1.300%
> .75 to 1 and < .90 to 1.375%
> .90 to 1.375%
     “Documentation Agent” means Union Bank of California, N.A. or Bank of America, N.A. in its capacity as Documentation Agent for Banks hereunder or any successor thereto, and “Documentation Agents” means Union Bank of California, N.A. and Bank of America, N.A., collectively, in their capacities as Documentation Agents for Banks hereunder.
     “Loan Papers” means this Agreement, the First Amendment, the Second Amendment, the Notes, each Facility Guaranty which may now or hereafter be executed, each Parent Pledge Agreement which may now or hereafter be executed, each Subsidiary Pledge Agreement which may now or hereafter be executed, the Existing Mortgages (as amended by the Amendments to Mortgages), all Mortgages now or at any time hereafter delivered pursuant to Section 6.1, the Amendments to Mortgages, and all other certificates, documents or instruments delivered in connection with this Agreement, as the foregoing may be amended from time to time.
     “Obligations” means all present and future indebtedness, obligations and liabilities, and all renewals and extensions thereof, or any part thereof, of each Credit Party to Administrative Agent or to any Bank or any Affiliate of any Bank arising pursuant to (a) the Loan Papers, (b) pursuant to any Hedge Agreement or Hedge Transaction entered into with any Bank or any Affiliate of any Bank and (c) the Bond Documents and (d) each and any of the following bank services provided by any Bank or any Affiliate of any Bank to a Credit Party: (i) commercial credit cards, (ii) stored value cards, (iii) treasury management services (including, without limitation, controlled disbursement, automated clearinghouse transactions, return items, overdrafts and interstate depository network services), and all interest accrued on any of the indebtedness, obligations and liabilities arising pursuant to clauses (a), (b), (c) and/or (d) above in this definition, and costs, expenses, and attorneys’ fees incurred in the enforcement or collection of any of the indebtedness, obligations and liabilities arising pursuant to clauses (a), (b), (c) and/or (d) above in this definition, regardless of whether such indebtedness, obligations and liabilities are direct, indirect, fixed, contingent, liquidated, unliquidated, joint, several or joint and several.
     “Permitted Investments” means (a) readily marketable direct obligations of the United States of America (or investments in mutual funds or similar funds which invest solely in such obligations), (b) demand or time deposit accounts, certificates of deposit and money market deposits with maturities of one year or less of any commercial bank operating in the United States having capital and surplus in excess of $500,000,000, (c) commercial paper of a domestic issuer if at the time of purchase such paper is rated in one of the two highest ratings categories of Standard and Poor’s Corporation or Moody’s Investors Service, (d) money market funds that invest substantially all of their assets in securities of the types described in clauses (a) through (c) above, (e) Investments by any Credit Party in a Subsidiary of Parent that has provided a Facility Guaranty and the Equity of which has been pledged to Administrative Agent pursuant to a Parent Pledge Agreement or a Subsidiary Pledge Agreement, and (f) other Investments; provided, that, the aggregate amount of all other Investments made pursuant to this clause (f) outstanding at any time shall not exceed $10,000,000 (measured on a cost basis).
     “Permitted Subordinate Debt” means, collectively, (i) Debt of Borrower resulting from a single issue of Borrower’s 7.5% Senior Subordinated Notes Due 2013 in an aggregate outstanding principal balance of not greater than $225,000,000, and which Debt has been assumed by Parent as a co-obligor with Borrower pursuant to that certain First Supplemental Indenture, dated as of December 29, 2003, (ii) Debt of Parent resulting from the issue of Parent’s 7.5% Senior Subordinated Notes Due 2015 in an aggregate outstanding principal amount of not greater than $300,000,000 and (iii) either (A) subordinate unsecured Debt of up to $600,000,000 with an interest rate no greater than 10.0% and a maturity date that is no less than 7 years from the date such Debt is incurred or (B) subordinate unsecured Debt of up to $600,000,000 with an interest rate no greater than 9.0%, a maturity date that is no less than 5 years from the date such Debt is incurred and which is convertible into Equity of Parent; provided that in each case such Debt issued pursuant to this clause (iii) is issued on or prior to April 1, 2009.
     “Syndication Agent” means Wells Fargo Bank, N.A. or Fortis Capital Corp., in its capacity as Syndication Agent for Banks hereunder or any successor thereto, and “Syndication Agents” means Wells Fargo Bank, N.A. and Fortis Capital Corp., collectively, in their capacities as Syndication Agents for Banks hereunder.
     1.4 Amendment to Definition of Additional Permitted Revenue Bond Transaction. Clause (b) of the definition of “Additional Permitted Revenue Bond Transaction” contained in Section 2.1 of the Credit Agreement shall be amended and restated to read in full as follows:
(b)	such transaction is on substantially similar terms, and pursuant to substantially similar Additional Permitted Revenue Bond Documents, as the transaction evidenced by the 2005 Bond Offering and the Bond Documents executed and delivered in connection therewith, which terms shall provide that any obligation of Bond Purchaser to purchase Additional Permitted Revenue Bonds shall be limited to the amount of Borrowings that are then available under and in accordance with the terms of this Agreement;
     1.5 Amendment to Letter of Credit Sublimit Provision. Clause (b)(i)(B) of Section 3.1 of the Credit Agreement is hereby amended to delete the reference to “ten percent (10%)” set forth therein and to insert a reference to “five percent (5%)” in lieu thereof.
     1.6 Amendment to Mandatory Prepayments Provision. Section 3.6 of the Credit Agreement is hereby deleted and replaced in its entirety with the following:
     Section 3.6 Mandatory Prepayments. Upon the occurrence of any Borrowing Base Deficiency, Borrower shall make the mandatory prepayments of the Revolving Loan required by Section 5.4 hereof. Additionally, if at any time the Outstanding Credit is in excess of the Total Commitment (as used in this Section 3.6, a “deficiency”), Borrower shall immediately make a principal payment on the Revolving Loan sufficient to cause the principal balance of the Revolving Loan then outstanding to be equal to or less than the Total Commitment then in effect. If a deficiency cannot be eliminated pursuant to this Section 3.6 by prepayment of the Revolving Loan (as a result of outstanding Letter of Credit Exposure), Borrower shall also deposit cash with Administrative Agent, to be held by Administrative Agent to secure outstanding Letter of Credit Exposure in the manner contemplated by Section 3.1(b). In addition to the foregoing, in the event and on each occasion that any Net Proceeds are received by or on behalf of any Credit Party in respect of any Prepayment Event, the Borrower shall, immediately after such Net Proceeds are received by any Credit Party, prepay the Obligations in an aggregate amount equal to 100% of such Net Proceeds; provided, that so long as the Borrower intends that the Net Proceeds from such Prepayment Event (or a portion thereof), are to be applied within 180 days after such Prepayment Event, to acquire Additional Exchange Properties to be used in the business of the Borrower, and no Event of Default has occurred and is continuing, then such immediate prepayment shall be limited to the outstanding balance of the Conroe Loan, provided, further, that to the extent any of such remaining Net Proceeds have not been so applied by the end of such 180 day period, a prepayment shall be required at such time in an amount equal to such Net Proceeds that have not been so applied. There shall be no corresponding reduction in the Borrowing Base or in the Total Commitment as a result of a prepayment of the type described in the immediately preceding sentence.
     1.7 Amendment to Asset Dispositions Provision. Section 10.5 of the Credit Agreement is hereby deleted and replaced in its entirety with the following:
     Section 10.5 Asset Dispositions. Parent and Borrower will not, nor will Parent and/or Borrower permit any other Credit Party to, sell, lease, transfer, abandon or otherwise dispose of any asset other than (a) the sale in the ordinary course of business of Hydrocarbons produced from Borrower’s Mineral Interests, (b) the sale, lease, transfer, abandonment, exchange or other disposition of other assets, provided, that the aggregate value (which, in the case of assets consisting of Mineral Interests, shall be the Recognized Value of such Mineral Interests and in the case of any exchange, shall be the net value or net Recognized Value realized or resulting from such exchange) of all assets sold, leased, transferred or disposed of pursuant to this clause (b) in any period between Scheduled Redeterminations shall not exceed five percent (5%) of the Borrowing Base then in effect (for purposes of this clause (b) the Closing Date will be deemed to be a Scheduled Redetermination), (c) the sale, lease, transfer, abandonment or disposition of Unproved Reserves, (d) the sale of volumetric production payments of carbon dioxide pursuant to the express terms of the Genesis Transaction Documents and (e) the sale, assignment, lease, license, transfer, exchange or other disposition by any Credit Party of all or substantially all of its right, title and interest in the Barnett Shale Assets; provided, that, with respect to any disposition of the Barnett Shale Assets, Administrative Agent shall have received certified copies of any and all documents related to a like-kind exchange or reverse like-kind exchange involving the Barnett Shale Assets under Section 1031 of the Code. In no event will Parent, Borrower or any other Credit Party sell, transfer or dispose of any Equity in any Restricted Subsidiary nor will any Credit Party (other than Parent) issue or sell any Equity or any option, warrant or other right to acquire such Equity or security convertible into such Equity to any Person other than the Credit Party which is the direct parent of such issuer on the Closing Date.
     1.8 Amendment to Agent Provision. Section 13.16 of the Credit Agreement is hereby deleted and replaced in its entirety with the following:
     Section 13.16 Agents. None of the Banks identified in this Agreement as a “Documentation Agent”, a “Syndication Agent” and/or a “Senior Managing Agent shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Banks as such. Without limiting the foregoing, none of such Documentation Agents, Syndication Agents or Senior Managing Agent shall have or be deemed to have a fiduciary relationship with any Bank. Each Bank hereby makes the same acknowledgments with respect to such Documentation Agents, Syndication Agents and Senior Managing Agent as it makes with respect to Administrative Agent in Section 13.11.
     1.9 Amendment to Expenses Provision. Clause (a) of Section 15.3 of the Credit Agreement is hereby amended by deleting the reference therein to “(other than any Documentation Agent or Syndication Agent)” and inserting “(other than any Documentation Agent, Syndication Agent or Senior Managing Agent)” in lieu thereof.
     1.10 Amendment to Amendments and Waiver Provision. Section 15.5 of the Credit Agreement is hereby amended by adding the following language at the beginning of such Section:
“Subject to the provisions of Section 15.10(f),”.
     In addition, the word “Any” immediately following such added language is hereby deleted and replaced with “any”.
     1.11 Replacement of Schedule 2.1. Schedule 2.1 to the Credit Agreement shall be replaced in its entirety with Schedule 2.1 to this Second Amendment and Schedule 2.1 hereto shall be deemed to be attached as Schedule 2.1 to the Credit Agreement.
     1.12 Borrowing Base. Effective as of the Effective Date, the Borrowing Base shall be reaffirmed at $1,000,000,000. Notwithstanding anything to the contrary contained in the Credit Agreement, the Borrowing Base shall remain at $1,000,000,000 until the Scheduled Redetermination scheduled for April 1, 2009, unless there is a Special Redetermination prior to such time. There shall be no Scheduled Redetermination of the Borrowing Base on or about October 1, 2008. Borrower and Banks agree that the Redetermination provided for in this Section 1.8 shall not be construed or deemed to be a Special Determination for the purposes of Section 5.3 of the Credit Agreement.
     1.13 Joinder. Each New Bank hereby joins in, becomes a party to, and agrees to comply with and be bound by the terms and conditions of the Credit Agreement as a Bank thereunder and under each and every other Loan Paper to which any Bank is required to be bound by the Credit Agreement, to the same extent as if such New Bank were an original signatory thereto. Each New Bank hereby appoints and authorizes each Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to each such Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto.
Section 2. Eurodollar Loans. Notwithstanding anything to the contrary set forth in the Credit Agreement, Borrower agrees that, during the period from the Effective Date through and including the date that is thirty (30) days following the Effective Date, all Borrowings made during such 30-day period shall be Base Rate Borrowings and the Banks shall be under no obligation to make additional Eurodollar Loans, to Continue Eurodollar Loans or Convert Revolving Loans of any other Type into Eurodollar Loans. Borrower shall, during such 30-day period, on the last day(s) of the then current Interest Period(s) for the outstanding Eurodollar Loans, either prepay such Eurodollar Loans or Convert such Eurodollar Loans into another Type of Revolving Loan in accordance with the terms of the Credit Agreement.
Section 3. Consent and Waiver. In reliance on the representations, warranties, covenants and agreements contained in this Second Amendment, and subject to the satisfaction of the conditions precedent set forth in Sections 3 and 5 hereof, Required Banks consent to Borrower’s consummation of the Conroe Transactions, and waive compliance by Borrower and Parent with each provision of the Credit Agreement and the other Loan Papers including, without limitation, Section 10.8 of the Credit Agreement, to the extent, but only to the extent, that the Conroe Transactions (or any term contained in the documents governing and evidencing the Conroe Transactions) violate such provisions or result in a Default or Event of Default under the Credit Agreement or the other Loan Papers.
Section 4. Conditions Precedent to Amendment, Consent and Waiver. The amendments contained in Section 1 hereof and the Consent and Waiver contained in Section 3 hereof are subject to the satisfaction of each of the following conditions precedent:
     4.1 Counterparts. The Administrative Agent shall have received counterparts hereof duly executed by the Borrower, Parent, Required Banks, each New Bank and each Bank whose Commitment is increasing hereunder (or, in the case of any party as to which an executed counterpart shall not have been received, telegraphic, telex, or other written confirmation from such party of execution of a counterpart hereof by such party).
     4.2 Fees. Borrower shall have paid to Administrative Agent any and all reasonable fees payable to Administrative Agent or the New Banks pursuant to or in connection with this Second Amendment in consideration for the agreements set forth herein.
     4.3 Notes. Each Bank that is a New Bank or whose Commitment is increasing hereunder shall have received a duly completed and executed Note, payable to the order of such Bank.
     4.4 Legal Opinion. An opinion of Baker & Hostetler LLP, special counsel for the Credit Parties, dated the Effective Date, favorably opining as to the enforceability of this Second

Amendment and covering such other matters relating to the Credit Parties and the Loan Papers as the Administrative Agent shall reasonably request.
     4.5 Organizational Documents and Certificates. The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing in its jurisdiction of organization of each of the Credit Parties, the authorization of the execution of this Second Amendment and any other legal matters relating to the Borrower, the other Credit Parties, the Credit Agreement or this Second Amendment, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.
     4.6 Break Funding Payments. If, on the Effective Date, any Eurodollar Loans are outstanding and if the Effective Date is not the last day of the Interest Period(s) in respect of such Eurodollar Loans, the Borrower shall have paid any compensation required under Section 14.5 of the Credit Agreement.
     4.7 No Material Adverse Effect. There shall not have occurred since December 31, 2007 any events that, individually or in the aggregate, have had a Material Adverse Effect.
     4.8 No Default. No Default or Event of Default shall have occurred which is continuing.
     4.9 Other Documents. Administrative Agent shall have been provided with such documents, instruments and agreements, and Parent and Borrower shall have taken such actions, in each case as Administrative Agent may reasonably require in connection with this Second Amendment and the transactions contemplated hereby.
Section 5. Conditions Precedent to Consent and Waiver. The consent and waiver contained in Section 3 hereof are subject to Administrative Agent having received, prior to or contemporaneously with the closing of the Conroe Transactions, from Borrower (a) a security agreement duly executed by the Borrower, in form and substance reasonably satisfactory to Administrative Agent, pursuant to which Borrower collaterally assigns and grants a security interest in the Denbury Conroe Note to Administrative Agent, for its benefit and on behalf the Banks and their Affiliates for whom Obligations may be owed from time to time, (b) the original Denbury Conroe Note, duly endorsed by Borrower in favor of the Administrative Agent, (c) a true and complete copy of the fully-executed Conroe Purchase Agreement, together with any disclosure schedules delivered pursuant thereto, and (d) true and complete copies of the Exchange Accommodation Titleholder documents relating to the Conroe Transactions.
Section 6. Representations and Warranties. To induce Banks and Administrative Agent to enter into this Second Amendment, Parent and Borrower hereby jointly and severally represent and warrant to Banks and Administrative Agent as follows:
     6.1 Reaffirm Existing Representations and Warranties. Each representation and warranty of Parent and Borrower contained in the Credit Agreement and the other Loan Papers is true and correct in all material respects on the date hereof and will be true and correct in all material respects after giving effect to the amendments set forth in Section 1 hereof.

     6.2 Due Authorization; No Conflict. The execution, delivery and performance by Parent and Borrower of this Second Amendment are within Parent’s and Borrower’s corporate or organizational powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any Material Agreement binding upon Parent, Borrower or their Subsidiaries or result in the creation or imposition of any Lien upon any of the assets of Parent, Borrower or their Subsidiaries except Permitted Encumbrances.
     6.3 Validity and Enforceability. This Second Amendment constitutes the valid and binding obligation of Parent and Borrower enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.
Section 7. Representations and Warranties of New Banks. Each New Bank (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Second Amendment, to consummate the transactions contemplated hereby and to become a Bank under the Credit Agreement, (ii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Bank thereunder, (iii) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 9.1 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Second Amendment and to become a Bank on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Bank, and (iv) attached hereto is any U.S. Internal Revenue Service or other documentation required to be delivered by it pursuant to Section 14.6 of the Credit Agreement, duly completed and executed by the New Bank; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Papers, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Papers are required to be performed by it as a Bank.
Section 8. Miscellaneous.
     8.1 Reaffirmation of Loan Papers. Any and all of the terms and provisions of the Credit Agreement and the Loan Papers shall, except as amended and modified hereby, remain in full force and effect. The amendments contemplated hereby shall not limit or impair any Liens securing the Obligations, each of which are hereby ratified, affirmed and extended to secure the Obligations as they may be increased pursuant hereto.
     8.2 Parties in Interest. All of the terms and provisions of this Second Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.
     8.3 Legal Expenses. Borrower hereby agrees to pay on demand all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Second Amendment and all related documents.
     8.4 Counterparts. This Second Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Second Amendment until Parent, Borrower, Required Banks, each New Bank and each Bank whose Commitment is increasing hereunder have executed a counterpart. Facsimiles shall be effective as originals.
     8.5 Complete Agreement. THIS SECOND AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.
     8.6 Headings. The headings, captions and arrangements used in this Second Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Second Amendment, nor affect the meaning thereof.
     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed by their respective authorized officers on the date and year first above written.
[Signature Pages to Follow]

SIGNATURE PAGE TO
SECOND AMENDMENT TO SIXTH AMENDED
AND RESTATED CREDIT AGREEMENT

PARENT: DENBURY RESOURCES INC., a Delaware corporation
By:	/s/ Phil Rykhoek
Phil Rykhoek,
Senior Vice President and Chief Financial Officer

BORROWER: DENBURY ONSHORE, LLC, a Delaware limited liability company
By:	/s/ Phil Rykhoek
Phil Rykhoek,
Senior Vice President and Chief Financial Officer

[Signature Page]

SIGNATURE PAGE TO
SECOND AMENDMENT TO SIXTH AMENDED
AND RESTATED CREDIT AGREEMENT
     Each of the undersigned (i) consent and agree to this Second Amendment, and (ii) agree that the Loan Papers to which it is a party shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms.

DENBURY MARINE, L.L.C., a Louisiana limited liability company
By:	/s/ Phil Rykhoek
Phil Rykhoek,
Senior Vice President and Chief Financial Officer

DENBURY OPERATING COMPANY, a Delaware corporation
By:	/s/ Phil Rykhoek
Phil Rykhoek,
Senior Vice President and Chief Financial Officer

TUSCALOOSA ROYALTY FUND LLC, a Mississippi limited liability company
By:	/s/ Phil Rykhoek
Phil Rykhoek,
Senior Vice President and Chief Financial Officer

[Signature Page]

SIGNATURE PAGE TO
SECOND AMENDMENT TO SIXTH AMENDED
AND RESTATED CREDIT AGREEMENT

DENBURY GATHERING & MARKETING, INC., a Delaware corporation
By:	/s/ Phil Rykhoek
Phil Rykhoek,
Senior Vice President and Chief Financial Officer

[Signature Page]

SIGNATURE PAGE TO
SECOND AMENDMENT TO SIXTH AMENDED
AND RESTATED CREDIT AGREEMENT

ADMINISTRATIVE AGENT/BANK: JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Bank
By:	/s/ Brian Orlando
Brian Orlando
Vice President

[Signature Page]

SIGNATURE PAGE TO
SECOND AMENDMENT TO SIXTH AMENDED
AND RESTATED CREDIT AGREEMENT

BANKS:

FORTIS CAPITAL CORP.

By:	/s/ David Montgomery

Name:	David Montgomery
Title:	Director

By:	/s/ Darrell Holley

Name:	Darrell Holley
Title:	Managing Director
[Signature Page]

SIGNATURE PAGE TO
SECOND AMENDMENT TO SIXTH AMENDED
AND RESTATED CREDIT AGREEMENT

BANKS:

CALYON NEW YORK BRANCH

By:

Name:

Title:

By:

Name:

Title:

[Signature Page]

SIGNATURE PAGE TO
SECOND AMENDMENT TO SIXTH AMENDED
AND RESTATED CREDIT AGREEMENT

BANKS:

COMERICA BANK

By:	/s/ Rebecca L. Wilson

Name:	Rebecca L. Wilson
Title:	Assistant Vice President
[Signature Page]

SIGNATURE PAGE TO
SECOND AMENDMENT TO SIXTH AMENDED
AND RESTATED CREDIT AGREEMENT

BANKS:

UNION BANK OF CALIFORNIA, N.A.

By:	/s/ Timothy Brendel

Name:	Timothy Brendel
Title:	Assistant Vice President

By:	/s/ Jarrod Bourgeois

Name:	Jarrod Bourgeois
Title:	Vice President
[Signature Page]

SIGNATURE PAGE TO
SECOND AMENDMENT TO SIXTH AMENDED
AND RESTATED CREDIT AGREEMENT

BANKS:

BANK OF AMERICA, N.A.

By:	/s/ Stephen J. Hoffman

Name:	Stephen J. Hoffman
Title:	Managing Director
[Signature Page]

SIGNATURE PAGE TO
SECOND AMENDMENT TO SIXTH AMENDED
AND RESTATED CREDIT AGREEMENT

BANKS:

BANK OF SCOTLAND

By:

Name:

Title:

[Signature Page]

SIGNATURE PAGE TO
SECOND AMENDMENT TO SIXTH AMENDED
AND RESTATED CREDIT AGREEMENT

BANKS:

COMPASS BANK

By:	/s/ Greg Determann

Name:	Greg Determann
Title:	Vice President
[Signature Page]

SIGNATURE PAGE TO
SECOND AMENDMENT TO SIXTH AMENDED
AND RESTATED CREDIT AGREEMENT

BANKS:

WELLS FARGO BANK, N.A.

By:	/s/ Tom K. Martin

Name:	Tom K. Martin
Title:	Vice President
[Signature Page]

SIGNATURE PAGE TO
SECOND AMENDMENT TO SIXTH AMENDED
AND RESTATED CREDIT AGREEMENT

BANKS:

THE BANK OF NOVA SCOTIA

By:	/s/ David G. Mills

Name:	David G. Mills
Title:	Director
[Signature Page]

SIGNATURE PAGE TO
SECOND AMENDMENT TO SIXTH AMENDED
AND RESTATED CREDIT AGREEMENT

BANKS:

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Todd Coker

Name:	Todd Coker
Title:	Assistant Vice President
[Signature Page]

SIGNATURE PAGE TO
SECOND AMENDMENT TO SIXTH AMENDED
AND RESTATED CREDIT AGREEMENT

BANKS:

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Mark E. Thompson

Name:	Mark E. Thompson
Title:	Senior Vice President
[Signature Page]

SCHEDULE 2.1
FINANCIAL INSTITUTIONS

	Commitment	Commitment
Banks	Amount	Percentage
JPMorgan Chase Bank, N.A.	$100,000,000.00	13.333333%
Fortis Capital Corp.	$100,000,000.00	13.333333%
Bank of America, N.A.	$100,000,000.00	13.333333%
Wells Fargo Bank, N.A.	$100,000,000.00	13.333333%
Union Bank of California, N.A.	$75,000,000.00	10.000000%
Comerica Bank	$50,000,000.00	6.666667%
Keybank National Association	$50,000,000.00	6.666667%
U.S. Bank National Association	$40,000,000.00	5.333333%
Calyon New York Branch	$35,000,000.00	4.666667%
Bank of Scotland	$35,000,000.00	4.666667%
Compass Bank	$35,000,000.00	4.666667%
The Bank of Nova Scotia	$30,000,000.00	4.000000%
Totals:	$750,000,000.00	100.000000%

SCHEDULE 2.1
FINANCIAL INSTITUTIONS

Banks	Domestic Lending Office	Eurodollar Lending Office	Address for Notice
JPMorgan Chase Bank, NA	10 S. Dearborn 19th Floor	10 S. Dearborn 19th Floor	2200 Ross Avenue, 3rd Floor
	Mail Code — IL1-0010	Mail Code — IL1-0010	Mail Code: TX1-2911
	Chicago, Illinois 60603	Chicago, Illinois 60603	Dallas, Texas 75201
	Attn : Cely T. Navarro	Attn : Cely T. Navarro	Attn: Wm. Mark Cranmer
	Tel. No. (312) 385-7058	Tel. No. (312) 385-7058	Tel. No. (214) 965-3225
	Fax No. (312) 385-7107	Fax No. (312) 385-7107	Fax No. (214) 965-3280

Fortis Capital Corp.	Three Stamford Plaza	Three Stamford Plaza	15455 North Dallas Parkway
	301 Tressa Blvd.	301 Tressa Blvd.	Suite 1400
	Stamford, Connecticut 06901	Stamford, Connecticut 06901	Addison, Texas 75001

Bank of America, N.A.	901 Main Street, 67th Floor	901 Main Street, 67th Floor	901 Main Street, 67th Floor
	Dallas, Texas 75202	Dallas, Texas 75202	Dallas, Texas 75202

Wells Fargo Bank, N.A.	1740 Broadway	1740 Broadway	1445 Ross Avenue, Suite 2360
	MAC# C7300-034	MAC# C7300-034	MAC# T5303-233
	Denver, Colorado 80274	Denver, Colorado 80274	Dallas, Texas 75202

Union Bank of California, N.A.	1980 Saturn Street, V03-251	1980 Saturn Street, V03-251	500 North Akard, Suite 4200
	Monterey Park, California 91755	Monterey Park, California 91755	Dallas, Texas 75201

Comerica Bank	39200 West 6 Mile Road	39200 West 6 Mile Road	Comerica Bank Tower
	Lavonia, Michigan 48152	Lavonia, Michigan 48152	1717 Main Street, 4th Floor, MC6593
Dallas, Texas 75201

Keybank National Association

U.S. Bank National Association

Calyon New York Branch	1301 Avenue of the Americas	1301 Avenue of the Americas	1000 Louisiana, Suite 5360
	New York, New York 10019	New York, New York 10019	Houston, Texas 77002

Bank of Scotland	565 Fifth Avenue, 5th Floor	565 Fifth Avenue, 5th Floor	565 Fifth Avenue, 5th Floor
	New York, New York 10017	New York, New York 10017	New York, New York 10017

Compass Bank	24 Greenway Plaza, Suite 1400A	24 Greenway Plaza, Suite 1400A	24 Greenway Plaza, Suite 1400A Houston, Texas 77046
	Houston, Texas 77046	Houston, Texas 77046

The Bank of Nova Scotia
Administrative Agent — Address:
2200 Ross Avenue, 3rd Floor
Mail Code: TX1-2911
Dallas, Texas 75201
Tel No. (214) 965-3225
Fax No. (214) 965-3280